UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 16, 2010
                                                ------------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01 Entry into a Material Definitive Agreement

SJW Corp. and SJW Land Company Credit Agreement

On December 16, 2010 (the "Effective Date"), SJW Corp. (the "Corporation"), SJW Land Company, a wholly-owned subsidiary of the Corporation, and Wells Fargo Bank, National Association ("Wells Fargo") entered into (i) an amendment to their credit agreement dated May 27, 2010 and (ii) an amendment to the related promissory note dated May 27, 2010 to increase the maximum principal available amount under the line of credit from $10 million to $45 million ("SJW Corp. and SJW Land Company Amendments").

San Jose Water Company Credit Agreement

On the Effective Date, San Jose Water Company, a wholly-owned subsidiary of the Corporation, and Wells Fargo entered into (i) an amendment to their credit agreement dated May 27, 2010 and (ii) an amendment to the related promissory note dated May 27, 2010 to decrease the maximum principal available amount under the line of credit from $75 million to $50 million (the "San Jose Water Company Amendments").

The foregoing descriptions of the SJW Corp. and SJW Land Company
Amendments and the San Jose Water Company Amendments are qualified in their entirety by reference to the full terms and conditions of the agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
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10.1       First Amendment to Credit Agreement by and between SJW Corp.,
SJW Land Company and Wells Fargo Bank, National Association dated December 16, 2010 and First Modification to Promissory
Note dated December 16, 2010.

10.2 First Amendment to Credit Agreement by and between San Jose Water Company and Wells Fargo Bank, National Association dated December 16, 2010 and First Modification to Promissory
Note dated December 16, 2010.


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SJW Corp.
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December 17, 2010            /s/ James P. Lynch
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                            James P. Lynch, Chief Financial
                            Officer and Treasurer


Exhibit
Number     Description of Document
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10.1       First Amendment to Credit Agreement by and between SJW Corp.,
SJW Land Company and Wells Fargo Bank, National Association dated December 16, 2010 and First Modification to Promissory
Note dated December 16, 2010.

10.2 First Amendment to Credit Agreement by and between San Jose Water Company and Wells Fargo Bank, National Association dated December 16, 2010 and First Modification to Promissory
Note dated December 16, 2010.